Supplement to the
Fidelity® Variable Insurance Products
Freedom Lifetime Income II Portfolio
April 30, 2026
Summary Prospectus

The Board of Trustees of VIP Freedom Lifetime Income® II Portfolio (the fund) has approved, subject to shareholder approval, a new pricing structure for the fund that will reduce the overall expenses that the fund's shareholders pay, relative to the fund's expenses as of December 31, 2025, and provide for less fluctuation in fund expenses. Under the new structure, the fund will charge shareholders for all of its operating expenses directly. If approved by shareholders, the fund will transition its holdings to the Fidelity Series Funds that charge no management fees. A meeting of shareholders of the fund will be held on October 14, 2026, to vote on this proposal. Shareholders of record on August 17, 2026, are entitled to vote at the meeting.
The foregoing is not a solicitation of any proxy. For a free copy of the proxy statement containing important information relating to the proposal please contact Fidelity at 1-877-208-0098. The proxy statement is expected to be available on or about August 14, 2026, and will be available on the Securities and Exchange Commission's web site (www.sec.gov).
VIPFLI-II-SUSTK-0526-100 1.9922898.100	May 15, 2026